UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 1, 2022

Dream Finders Homes, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39916	85-2983036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14701 Philips Highway, Suite 300 Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 644-7670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Common Stock	DFH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on October 6, 2021, the Board of Directors of Dream Finders Homes, Inc. (the “Company”) appointed L. Anabel Fernandez, the Company’s Treasurer and Vice President, as Interim Chief Financial Officer of the Company to assume the duties as principal financial officer of the Company.  On April 1, 2022, the Board of Directors of the Company promoted Ms. Fernandez to the position of Chief Financial Officer.

In connection with her promotion to Chief Financial Officer, the Board of Directors approved a new employment agreement with Ms. Fernandez effective as of April 1, 2022.  The employment agreement provides that she will receive an annual base salary of $500,000, participate in the Company’s annual bonus plan, with bonuses payable 50% in cash and 50% in the form of restricted shares of Class A common stock (with a target bonus of $700,000 for 2022) and will be entitled to participate in all benefit plans generally available to the Company’s other executives.  In addition, Ms. Fernandez will receive a sign-on equity award consisting of restricted Class A common stock valued at $500,000, with 20% vesting annually over a period of five years, subject to continued service.  In the event that Ms. Fernandez is terminated without Cause (as defined in the employment agreement), the Company will provide for the payment of three months’ worth of Consolidated Omnibus Budget Reconciliation Act (“COBRA”) premiums as severance.  The foregoing summary of the employment agreement is not complete and is qualified in its entirety by reference to the employment agreement filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.1	Employment Agreement between Dream Finders Homes, Inc. and L. Anabel Fernandez (filed herewith)
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREAM FINDERS HOMES, INC.

By:	/s/ Robert E. Riva
Robert E. Riva
Vice President, General Counsel and Corporate Secretary

Date: April 7, 2022